Exhibit 10.101

Catalyst Semiconductor, Inc.

Restricted Stock Agreement

2003 STOCK INCENTIVE PLAN

1.                                      NOTICE OF GRANT OF RESTRICTED STOCK

You have been granted the right to receive an Award of Restricted Stock, subject to the terms and conditions of the Plan and this Agreement.  Unless otherwise defined herein, the terms defined in the 2003 Stock Incentive Plan (the “Plan”) will have the same defined meanings in this Notice of Grant of Restricted Stock (the “Notice of Grant”) and the Terms and Conditions of the agreement section of this document (together, the “Restricted Stock Agreement” or the “Agreement”).

Name of Participant and Address	Number of Shares Granted	Grant Date	Grant Number

Vesting Schedule:

Subject to any acceleration provisions contained in the Plan or set forth below, the Restricted Stock will vest and the Company’s right to reacquire the Restricted Stock will lapse in accordance with the following schedule:

Vesting Date	Vesting in period occurs at

Termination Period:

Notwithstanding any contrary provision of this Agreement, the balance of the Shares of Restricted Stock that have not vested at the time of your termination of Service for any reason will be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company upon the date of such termination.  You will not be entitled to a refund of the price paid for the Shares of Restricted Stock, if any, returned to the Company pursuant to Section E of the Terms and Conditions.

See the Terms and Conditions section of this document.

By your acceptance of this on-line document, you and the Company agree that this Award is granted under and governed by the terms and conditions of the Plan and this Restricted Stock Agreement, both of which are made a part of this document.  Your acceptance also confirms that you have reviewed and fully understand all provisions of the Plan and this Restricted Stock Agreement in their entirety, and understand that you may choose to obtain the advice of counsel prior to accepting this Award of Restricted Stock.  As the Participant, you hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Committee about any questions relating to the Plan and this Restricted Stock Agreement.

Terms and Conditions

A.                                   Grant of Restricted Stock:

The Committee hereby grants to the individual named in the Notice of Grant (the “Participant”), the number of shares of the Company’s Common Stock (the “Restricted Stock”) for the promise of Services to be provided over the vesting period set forth in Section C and as a separate incentive in connection with Participant’s Service and not in lieu of any salary or other compensation for Participant’s Services, as set forth, and otherwise described in the Notice of Grant, subject to the terms and conditions of the Plan, which is incorporated herein by reference.  The Company and Participant hereby agree and acknowledge that the value of the promise to render Services over the vesting period set forth in Section C is sufficient consideration for the acquisition of the Shares and equals or exceeds the par value of such Shares.

B.                                     Escrow of Shares:

1.               All Shares of Restricted Stock will, upon execution of this Agreement, be delivered and deposited with an escrow holder designated by the Company (the “Escrow Holder”).  The Shares of Restricted Stock will be held by the Escrow Holder until such time as the Shares of Restricted Stock vest or the date Participant ceases to provide Services.

2.               The Escrow Holder will not be liable for any act it may do or omit to do with respect to holding the Shares of Restricted Stock in escrow while acting in good faith and in the exercise of its judgment.

3.               Upon Participant’s termination of Services for any reason, the Escrow Holder, upon receipt of written notice of such termination, will take all steps necessary to accomplish the transfer of the unvested Shares of Restricted Stock to the Company.  Participant hereby appoints the Escrow Holder with full power of substitution, as Participant’s true and lawful attorney in fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested Shares of Restricted Stock to the Company upon such termination.

4.               The Escrow Holder will take all steps necessary to accomplish the transfer of Shares of Restricted Stock to Participant after they vest following Participant’s request that the Escrow Holder do so.

5.               Subject to the terms hereof, Participant will have all the rights of a shareholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon.

6.               In the event of any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares, the Shares of Restricted Stock will be increased, reduced or otherwise changed, and by virtue of any such change Participant will in his or her capacity as owner of unvested Shares of Restricted Stock be entitled to new or additional or different shares of stock, cash or securities (other than rights or warrants to purchase securities); such new or additional or different shares, cash or securities will thereupon be considered to be unvested Shares of Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the unvested Shares of Restricted Stock pursuant to this Agreement.  If Participant receives rights or warrants with respect to any unvested Shares of Restricted Stock, such rights or warrants may be held or exercised by Participant, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants will be considered to be unvested Shares of Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the unvested Shares of Restricted Stock pursuant to this Agreement.  The Committee in its absolute discretion at any time may accelerate the vesting of all or any portion of such new or additional shares of stock, cash or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants.

7.               The Company may instruct the transfer agent for its Common Stock to place a legend on the certificates representing the Restricted Stock or otherwise note its records as to the restrictions on transfer set forth in this Agreement.

C.                                     Vesting Schedule/Period of Restriction:

Except as provided in Section D, and subject to Section E, the Shares of Restricted Stock awarded by this Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant.  Shares of Restricted Stock scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Agreement, unless Participant will have continuously provided Service from the Date of Grant until the date such vesting occurs.

D.                                    Committee Discretion:

The Committee, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Restricted Stock at any time, subject to the terms of the Plan.  If so accelerated, such Restricted Stock will be considered as having vested as of the date specified by the Committee.

E.                                    Forfeiture:

Notwithstanding any contrary provision of this Agreement, the balance of the Shares of Restricted Stock that have not vested at the time of Participant’s termination of Service for any reason will be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company upon the date of such termination.  Participant will not be entitled to a refund of the price paid for the Shares of Restricted Stock, if any, returned to the Company pursuant to this Section E.  Participant hereby appoints the Escrow Agent with full power of substitution, as Participant’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested Shares to the Company upon such termination of Service.

F.                                      Death of Participant:

Any distribution or delivery to be made to Participant under this Agreement will, if Participant is then deceased, be made to the administrator or executor of Participant’s estate.  Any such administrator or executor must furnish the Company with (1) written notice of his or her status as transferee, and (2) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any applicable laws pertaining to said transfer.

G.                                     Withholding of Taxes:

Notwithstanding any contrary provision of this Agreement, no certificate representing the Shares of Restricted Stock may be released from the escrow established pursuant to Section B, unless and until satisfactory arrangements (as determined by the Committee) will have been made by Participant with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to such Shares.  The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit the Participant to satisfy such tax withholding obligation, in whole or in part (without limitation) by (a) paying cash, (b) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum amount required to be withheld, (c) delivering to the

Company already vested and owned Shares having a Fair Market Value equal to the amount required to be withheld, or (d) selling a sufficient number of such Shares otherwise deliverable to the Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld.  To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any tax withholding obligations by reducing the number of Shares otherwise deliverable to Participant.  If Participant fails to make satisfactory arrangements for the payment of any required tax withholding obligations hereunder at the time any applicable Shares otherwise are scheduled to vest pursuant to Sections C or D, Participant will permanently forfeit such Shares and the Shares will be returned to the Company at no cost to the Company.

H.                                    Rights as a Stockholder:

Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant or the Escrow Agent.  Except as provided in Section B(6), after such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

I.                                         Address for Notices:

Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at Catalyst Semiconductor, Inc., 2975 Stender Way, Santa Clara, CA 95054, or at such other address as the Company may hereafter designate in writing.

J.                                        Grant is Not Transferable.

Except to the limited extent provided in Section F above, the unvested Shares subject to this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process.  Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any unvested Shares of Restricted Stock subject to this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

K.                                    Binding Agreement.

Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

L.                                      Additional Conditions to Release from Escrow:

The Company will not be required to issue any certificate or certificates for Shares hereunder or release such Shares from the escrow established pursuant to Section B prior to fulfillment of all the following conditions: (1) the admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; (2) the completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee will, in its absolute discretion, deem necessary or advisable; (3) the obtaining of any approval or other clearance from any state or federal governmental agency, which the Committee will, in its absolute discretion, determine to be necessary or advisable; and (4) the lapse of such reasonable period of time following the date of grant of the Restricted Stock as the Committee may establish from time to time for reasons of administrative convenience.

M.                                 Plan Governs.

This Agreement is subject to all terms and provisions of the Plan.  In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.  Capitalized terms used and not defined in this Agreement will have the meaning set forth in the Plan.

N.                                    Committee Authority:

The Committee will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares of Restricted Stock have vested).  All actions taken and all interpretations and determinations made by the Committee in good faith will be final and binding upon Participant, the Company and all other interested persons.  No individual serving on the Committee (either serving alone or with other individuals) will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

O.                                    Captions:

Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

P.                                      Agreement Severable.

In the event that any provision in this Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement.

Q.                                    Modifications to the Agreement:

This Agreement constitutes the entire understanding of the parties on the subjects covered.  Participant expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein.  Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.  Notwithstanding anything to the contrary in the Plan or this Agreement, the Company reserves the right to revise this Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A of the Code or to otherwise avoid imposition of any additional tax or income recognition under Section 409A of the Code in connection to this Award of Restricted Stock.

R.                                     Amendment, Suspension or Termination of the Plan:

By accepting this Award, Participant expressly warrants that he or she has received a Restricted Stock Award under the Plan, and has received, read and understood a description of the Plan.  Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

S.                                      Entire Agreement; Governing Law.

The Plan is incorporated herein by reference.  The Plan and this Restricted Stock Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and superseded in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant.  This Restricted Stock Agreement is governed by the internal substantive laws, but not the choice of law rules, of California without regard to principles of conflict of laws.

T.                                     NO GUARANTEE OF CONTINUED SERVICE.

PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES OF RESTRICTED STOCK PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING TO PROVIDE SERVICE AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK OR ACQUIRING SHARES HEREUNDER.  PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.